UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2015

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (240) 268-5300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2015, the Company held the Annual Meeting of Shareholders (the “Annual Meeting”) of Rexahn Pharmaceuticals, Inc. (the “Company”). Set forth below are the three proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. At the Annual Meeting, the Company’s shareholders approved each of the three proposals considered, all of which are described in detail in the Definitive Proxy Statement, as filed with the SEC on April 14, 2015. Other than the three proposals set forth below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for shareholder action.

On the record date for the Annual Meeting, there were 179,210,246 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 129,587,958 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The seven nominees named in the Definitive Proxy Statement were elected to serve as directors for a one-year term expiring at the 2016 annual meeting of shareholders. The voting results with respect to each nominee were as follows:

Director	For	Against/Withheld
Chang H. Ahn	61,615,918	3,018,958
Charles Beever	61,634,506	3,000,370
Peter Brandt	61,652,992	2,981,884
Mark Carthy	61,716,865	2,918,011
Kwang Soo Cheong	61,679,003	2,955,873
Richard J. Rodgers	61,809,275	2,825,601
Peter Suzdak	61,759,051	2,875,825

There were 64,953,082 broker non-votes for Proposal 1.

Proposal 2 – The proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015 was approved by a majority of the votes cast. The voting results are as follows:

For	Against	Abstain
123,320,864	4,140,642	2,126,452

There were no broker non-votes for Proposal 2.

Proposal 3 – The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (in the event it is deemed by the Board of Directors to be advisable) to effect a reverse stock split of the Company’s common stock at a ratio within the range of 1:2 to 1:10, as determined by the Board of Directors, together with a corresponding proportional reduction in the number of authorized shares of the Company’s capital stock, was approved by a majority of the outstanding shares of common stock. The voting results were as follows:

For	Against	Abstain
100,326,670	28,158,312	1,102,974

There were two broker non-votes for Proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
Date: June 5, 2015
/s/ Peter Suzdak
Peter Suzdak
Chief Executive Officer